UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                Amendment No. 1


                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     July 16, 2002

                      Frozen Food Express Industries, Inc.
              (Exact name of registrant as specified on its charter)



Texas                              1-10006                        75-1301831
(State or other jurisdiction of    (Commission     (IRS Employer Identification
No.) incorporation or organization) File Number)    No.)




                         1145 Empire Central Place
                               Dallas, Texas                    75247-4309
               (Address of principal executive offices)         (Zip Code)

                                (2l4) 630-8090
              (Registrant's telephone number, including area code)

                                    None
           (Former name, former address and former fiscal year,
                         if changed since last report)































                                   INDEX

                       PART I - FINANCIAL INFORMATION

                                                                 Page No.
                                                                 --------
Item 1.   Change in Control of Registrant                         N/A

Item 2.   Acquisition or Disposition of Assets                    N/A

Item 3.   Bankruptcies or Receiverships                           N/A

Item 4.   Changes in Registrant's Certifying Accountants           3

Item 5.   Other Events                                            N/A

Item 6.   Resignations of Registrant's Directors                  N/A

Item 7.   Financial Statements and Exhibits                       N/A

Item 8.   Change in Fiscal Year                                   N/A












































 Item 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Item 4 of the current report on Form 8-K filed by the Registrant on July 16, 2002, is amended to read in its entirety as follows:

      A. Effective July 16, 2002, upon the recommendation of the Audit Committee of Frozen Food Express Industries, Inc. (the "Company"), the Board of Directors of the Company dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002.

          Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through July 16, 2002, there were no disagreements between the Company and Andersen on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company's consolidated financial statements for such years and there were no reportable events as defined in Item 304 (a) (1) (iv) or (v) of Regulation S-K.

          The Company provided Andersen with a copy of the foregoing disclosures. Arthur Andersen has informed the Company that due to its current difficulties it will be unable to respond to the Company's filing stating whether it is in agreement with such statements.

          During the years ended December 31, 2001 and 2000 and through July 16, 2002, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.


SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                   -----------------------------------------
                                           (Registrant)



July 16, 2002                      By:
                                        -------------------------------------
                                        F. Dixon McElwee, Jr.
                                        Senior Vice President
                                        Principal Financial
                                        and Accounting Officer